UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22039

First Trust Specialty Finance and Financial Opportunities Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

First Trust
Specialty Finance and Financial
Opportunities Fund (FGB)
Annual Report
For the Year Ended
November 30, 2018

First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Annual Report
November 30, 2018
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Confluence Investment Management LLC (“Confluence” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Specialty Finance and Financial Opportunities Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and Confluence are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Annual Letter from the Chairman and CEO
November 30, 2018
Dear Shareholders:
First Trust is pleased to provide you with the annual report for the First Trust Specialty Finance and Financial Opportunities Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended November 30, 2018, including a market overview and a performance analysis. We encourage you to read this report carefully and discuss it with your financial advisor.
As I mentioned in my May 2018 letter, 2017 was a very strong year for U.S. and global markets. Investors were rewarded with rising markets and very little volatility. As 2018 began, investors were hoping for another strong year in the markets. For the entire first quarter, however, increased market volatility was the norm for U.S. and global markets. The markets continued their volatility throughout the second quarter. During April and May, the Dow Jones Industrial Average (“DJIA”) closed out each month slightly down, but ended both June and July slightly up. August was a strong month for stocks, and the DJIA finished August just under its previous high in January of 2018. At the close of the third quarter in September, the markets had moved higher into positive territory. In fact, all three major U.S. indices (the Nasdaq Composite Index, the DJIA and the S& P 500® Index) hit record levels during the third quarter. In October, markets were again very volatile, surprising analysts and investors alike. Both global and U.S. markets fell on fears of slowing growth, trade wars and higher interest rates. The DJIA was down 5% for October and the MSCI EAFE Index, an index of stocks in 21 developed markets (excluding the U.S. and Canada), was down 9% for the same period. After another volatile month, the DJIA climbed 617 points (2.5%) on November 28 to post its biggest one-day gain in eight months and ended November slightly up. The MSCI EAFE Index ended November slightly down.
Based on continued strong job growth and the economic outlook in the U.S., the Federal Reserve (the “Fed”) raised interest rates in March, June and September. At their September meeting, the Fed also indicated the possibility of one more rate hike in 2018 as well as three more rate hikes in 2019, however at their November meeting, they announced no additional rate hike. Analysts and investors will be watching to see whether the Fed raises rates again in December.
Trade tensions have had an impact on markets around the world and could continue to do so in the future. However, our economists believe that the long-term impact of U.S. tariffs will be to encourage countries to come back to the table and talk about more equal trade. Despite market volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.
We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and by speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.
Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Specialty Finance and Financial Opportunities Fund (FGB)
“AT A GLANCE”
As of November 30, 2018 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FGB
Common Share Price	$6.07
Common Share Net Asset Value (“NAV”)	$5.78
Premium (Discount) to NAV	5.02%
Net Assets Applicable to Common Shares	$82,959,651
Current Quarterly Distribution per Common Share(1)	$0.1750
Current Annualized Distribution per Common Share	$0.7000
Current Distribution Rate on Common Share Price(2)	11.53%
Current Distribution Rate on NAV(2)	12.11%
Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Return
	1 Year Ended 11/30/18	5 Years Ended 11/30/18	10 Years Ended 11/30/18	Inception (5/25/07) to 11/30/18
Fund Performance(3)
NAV	1.09%	2.32%	13.45%	0.26%
Market Value	6.83%	4.37%	17.66%	0.28%
Index Performance
Blended Benchmark(4)	2.51%	4.85%	14.16%	4.28%
MSCI U.S. Investable Market Financials Index	-2.77%	8.73%	9.83%	-0.15%

Asset Classification	% of Total Investments
Common Stocks - Business Development Companies	88.9%
Real Estate Investment Trusts (REITs)	11.1
Total	100.0%

Industry Classification	% of Total Investments
Capital Markets	88.9%
Mortgage Real Estate Investment Trusts	11.1
Total	100.0%

Top Ten Holdings	% of Total Investments
Ares Capital Corp.	11.4%
Golub Capital BDC, Inc.	7.4
New Mountain Finance Corp.	7.3
BlackRock TCP Capital Corp.	6.7
Hercules Capital, Inc.	6.6
Barings BDC, Inc.	6.4
Solar Capital Ltd.	5.8
Two Harbors Investment Corp.	5.8
TriplePoint Venture Growth BDC Corp.	5.2
PennantPark Investment Corp.	5.1
Total	67.7%
(1)	Most recent distribution paid or declared through 11/30/2018. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 11/30/2018. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	Blended Benchmark consists of the following: Wells Fargo BDC Index (70%), FTSE NAREIT Mortgage REIT Index (20%) and S&P SmallCap Financials Index (10%).

Portfolio Commentary
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Annual Report
November 30, 2018 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Specialty Finance and Financial Opportunities Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Confluence Investment Management LLC, a registered investment advisor (“Confluence” or the “Sub-Advisor”), located in St. Louis, Missouri, serves as the sub-advisor to the Fund. The investment professionals at Confluence have over 80 years of aggregate portfolio management experience. Confluence professionals have invested in a wide range of specialty finance and other financial company securities during various market cycles, working to provide attractive risk-adjusted returns to clients.
Confluence Portfolio Management Team
Mark Keller, CFA
Chief Executive Officer and Chief Investment Officer
David Miyazaki, CFA
Senior Vice President and Portfolio Manager
Daniel Winter, CFA
Senior Vice President and Chief Investment Officer - Value Equity
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
The primary investment objective of the Fund is to seek a high level of current income. As a secondary objective, the Fund seeks an attractive total return. The Fund pursues its investment objectives by investing, under normal market conditions, at least 80% of its Managed Assets in a portfolio of securities of specialty finance and other financial companies that the Fund’s Sub-Advisor believes offer attractive opportunities for income and capital appreciation. Under normal market conditions, the Fund concentrates its investments in securities of companies within industries in the financial sector. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
Market Recap
The Fund is a financial sector fund with a particular focus on a niche called business development companies (“BDCs”). BDCs lend to and invest in private companies, oftentimes working with those not large enough to efficiently access the public markets. Each BDC has a unique profile, determined by its respective management team. Some specialize in particular industries, while others apply a more generalized approach and maintain a diversified portfolio. Both approaches can work effectively and offer shareholders a unique and differentiated investment opportunity derived from the private markets. As of November 30, 2018, the Fund had over 88% of its assets invested in 23 BDCs.
Over the course of the12-month period ended November 30, 2018, the Fund continued to earn significant income from specialty finance companies, most notably BDCs. This income provided a measure of stability during a year when equity market volatility was often much higher relative to previous years. Still, rising volatility affected BDC prices as well as the Fund’s net asset value (“NAV”).
On the upside, BDC fundamentals were relatively steady throughout the period, with BDC loan portfolios generally maintaining relatively low levels of defaults. And while the low interest rate environment has created a challenging environment for BDC managers to find attractive loans, many BDCs benefitted from rising short-term rates. These BDCs were deliberately invested in floating rate loans, which often provided rising income as the Federal Reserve (the “Fed”) continued to raise rates throughout the period.
The BDC industry also experienced noteworthy changes on the regulatory front. Early in 2018, Congress amended regulations, increasing the BDC debt ceiling for the first time since the industry’s inception in the early 1980s. Previously, BDCs were not allowed to form more debt than equity on their balance sheets (with a few exceptions), a regulatory ceiling known as the “1:1” limitation. The new limitation doubles the allowable proportion of debt, raising the ceiling to “2:1.”
For our part, we temper enthusiasm regarding this change. On the one hand, higher BDC leverage opens the door to potentially higher returns on equity and higher returns for BDC shareholders. However, leverage is a two-edged sword; one that amplifies not only good investment decisions, but also bad ones. In addition, we believe many BDC cost structures will need to be adjusted downward if the potential benefits of higher leverage can actually filter through to their shareholders.

Portfolio Commentary (Continued)
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Annual Report
November 30, 2018 (Unaudited)
Many BDC managers began making changes to their leverage levels and cost structures during the period. Wielded properly, the higher debt ceiling opens a pathway to better risk-adjusted returns. But “properly” is the important caveat, so we will continue to monitor the results against the backdrop of how the changes affect BDC risk and return.
Separately, other changes were also considered by regulators and lawmakers during the period, including rules that affect how certain funds report fees if they invest in BDCs. The rules are complex and we believe they often create barriers for some institutions to invest in BDCs. We are cautiously optimistic that changes can improve reporting transparency, consistency and comparability in a way that can help broaden the universe of potential BDC investors.
The Fund’s investments not in BDCs were in mortgage-backed securities real estate investment trusts (“MBS REITs”). This industry continued along a path of consolidation, as MBS REIT managers faced ongoing challenges in managing interest rates, prepayment and credit risk against the backdrop of tighter monetary policy and changing MBS investment spreads. Despite these challenges, the Fund’s MBS REIT investments contributed significant income throughout the period.
Performance Analysis
12 Months Total Return Ended 11/30/18
FGB Market Value Total Return	6.83%
FGB NAV Total Return	1.09%
Blended Benchmark*	2.51%
*Components and weights of the Blended Benchmark: Wells Fargo BDC Index (70%); FTSE NAREIT Mortgage REIT Index (20%); S&P SmallCap Financials Index (10%). Source: Bloomberg.
The Fund’s market value total return of 6.83% for the 12-month period ended November 30, 2018, was higher than the Fund’s NAV total return of 1.09% for the same period, as the Fund’s common share price relative to its NAV changed from a small discount to a premium. The total return of the Fund was higher than that of the Blended Benchmark, while the NAV total return was lower. It is important to note that because the Fund is unique in its focus on BDCs, it often performs in a much different manner compared to most benchmarks, including its own Blended Benchmark. In addition, the Fund’s allocation is usually different relative to the static weights of it Blended Benchmark, which may also cause significant performance variations.
The Fund uses leverage because we believe that, over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of valuation changes on Common Share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance Common Share returns during periods when the prices of securities held by the Fund generally are rising. For the performance referenced above, the use of leverage had a positive impact on returns. The Blended Benchmark does not use leverage.
Although BDC valuations experienced a measure of improvement during parts of the period, declining valuations in the broader equity markets generally increased downward pressure on BDCs, albeit in a less volatile manner. Offsetting some of the downward price pressure among BDCs was the significant level of dividend income, which materially contributed to overall total return. In addition, many of the Fund’s top BDC investments were able to deliver steady operating performance. We believe the relatively stable fundamentals of these high-quality BDCs helped lower exposure to credit risk and helped address rising market volatility.
MBS REITs also experienced downward pressure in valuations and similar to BDCs, the relatively high level of income distributions contributed to total return in a constructive manner. Consolidation in the industry flowed into the Fund’s MBS REIT positions, with long-time holding CYS Investments being acquired by Two Harbors, while another long-time holding, Annaly Capital Management, acquired MTGE Investment Corp.
Market and Fund Outlook
As the Fund closed out its fiscal year, the broader equity market remained under pressure, with investors growing more concerned about tighter Fed policy, slowing economic growth and rising trade frictions. Although we don’t anticipate a recession in the near term, we have no crystal ball to discern the specific direction of the economy. Accordingly, we focus the Fund on BDCs we consider to be of high quality; ones that have “all weather” characteristics where managerial experience, talent and resources are available to help manage credit risk through good and bad times.

Portfolio Commentary (Continued)
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Annual Report
November 30, 2018 (Unaudited)
As we look forward, we remain cautiously optimistic with regard to BDCs. There are certainly some pockets of weakness, but operating fundamentals are generally stable across the industry, in our view. We believe this stability helps improve the likelihood that BDCs can continue to deliver attractive risk-adjusted returns to shareholders. We will also be keeping a careful eye on how the industry’s higher debt ceiling affects performance and are hopeful that ongoing regulatory changes may attract more institutions into BDC shareholder bases.
On the MBS REIT side, we believe industry consolidation is helping to improve overall efficiency, while simultaneously diversifying certain companies more broadly across the mortgage finance industry. Although we believe the potential exists for shareholder returns to improve, we also believe conditions in the MBS markets are likely to remain dynamic and challenging. For these reasons, we continue to believe a measured allocation to MBS REITs is appropriate for the Fund.
The Fund is unique with its high allocation to BDCs, which are a part of the financial sector that provides investors a high level of income derived from the private debt market. And, as this industry continues to grow, we believe it should present many opportunities for the Fund to pursue its income and growth objectives.

First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Portfolio of Investments
November 30, 2018
Shares	Description	Value
COMMON STOCKS – BUSINESS DEVELOPMENT COMPANIES – 115.4%
	Capital Markets – 115.4%
172,787	Alcentra Capital Corp. (a)	$1,121,388
551,102	Apollo Investment Corp.	2,893,285
722,412	Ares Capital Corp. (a)	12,309,900
687,594	Barings BDC, Inc. (a)	6,889,692
900	BlackRock Capital Investment Corp.	5,274
501,863	BlackRock TCP Capital Corp. (a)	7,211,771
20,238	Capital Southwest Corp.	403,343
130,340	CM Finance, Inc. (a)	1,055,754
108,063	Goldman Sachs BDC, Inc. (a)	2,272,565
429,730	Golub Capital BDC, Inc. (a)	7,954,302
16,699	Harvest Capital Credit Corp. (a)	173,002
585,598	Hercules Capital, Inc. (a)	7,120,872
340,472	KCAP Financial, Inc. (a)	1,038,439
49,107	Main Street Capital Corp. (a)	1,878,343
486,714	Medley Capital Corp. (a)	1,693,765
577,564	New Mountain Finance Corp. (a)	7,860,646
202,084	OFS Capital Corp.	2,289,612
755,081	PennantPark Investment Corp. (a)	5,534,744
295,709	Solar Capital Ltd.	6,266,074
340,126	Stellus Capital Investment Corp.	4,639,319
747,618	THL Credit, Inc. (a)	5,360,421
206,751	TPG Specialty Lending, Inc.	4,194,978
473,845	TriplePoint Venture Growth BDC Corp.	5,615,063
	Total Common Stocks - Business Development Companies	95,782,552
	(Cost $109,133,481)
REAL ESTATE INVESTMENT TRUSTS – 14.4%
	Mortgage Real Estate Investment Trusts – 14.4%
481,782	Annaly Capital Management, Inc.	4,837,091
108,500	Capstead Mortgage Corp. (a)	838,705
434,949	Two Harbors Investment Corp. (a)	6,254,567
	Total Real Estate Investment Trusts	11,930,363
	(Cost $13,248,197)
	Total Investments – 129.8%	107,712,915
	(Cost $122,381,678) (b)
	Outstanding Loan – (30.1)%	(25,000,000)
	Net Other Assets and Liabilities – 0.3%	246,736
	Net Assets – 100.0%	$82,959,651

(a)	All or a portion of this security serves as collateral on the outstanding loan.
(b)	Aggregate cost for federal income tax purposes was $124,812,513. As of November 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $9,194,098 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $26,293,696. The net unrealized depreciation was $17,099,598.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of November 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 11/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks - Business Development Companies*	$ 95,782,552	$ 95,782,552	$ —	$ —
Real Estate Investment Trusts*	11,930,363	11,930,363	—	—
Total Investments	$ 107,712,915	$ 107,712,915	$—	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Statement of Assets and Liabilities
November 30, 2018
ASSETS:
Investments, at value (Cost $122,381,678)	$ 107,712,915
Cash	2,757,470
Foreign currency (Cost $26)	19
Dividends receivable	229,034
Prepaid expenses	1,808
Total Assets	110,701,246
LIABILITIES:
Outstanding loan	25,000,000
Payables:
Distributions	2,511,606
Investment advisory fees	90,090
Interest and fees on loan	59,172
Audit and tax fees	46,450
Shareholder reporting fees	17,049
Administrative fees	4,743
Custodian fees	4,345
Transfer agent fees	2,905
Trustees’ fees and expenses	2,685
Legal fees	1,153
Financial reporting fees	771
Other liabilities	626
Total Liabilities	27,741,595
NET ASSETS	$82,959,651
NET ASSETS consist of:
Paid-in capital	$ 123,923,335
Par value	143,520
Accumulated distributable earnings (loss)	(41,107,204)
NET ASSETS	$82,959,651
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$5.78
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	14,352,033
See Notes to Financial Statements

First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Statement of Operations
For the Year Ended November 30, 2018
INVESTMENT INCOME:
Dividends	$ 11,472,613
Interest	6,382
Total investment income	11,478,995
EXPENSES:
Investment advisory fees	1,122,078
Interest and fees on loan	697,215
Administrative fees	48,529
Shareholder reporting fees	46,400
Audit and tax fees	45,645
Transfer agent fees	31,693
Listing expense	21,654
Custodian fees	17,910
Trustees’ fees and expenses	16,068
Financial reporting fees	9,250
Legal fees	7,180
Other	8,492
Total expenses	2,072,114
NET INVESTMENT INCOME (LOSS)	9,406,881
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(4,928,937)
Net change in unrealized appreciation (depreciation) on investments	(3,682,446)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(8,611,383)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 795,498

See Notes to Financial Statements

First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Statements of Changes in Net Assets
	Year Ended 11/30/2018	Year Ended 11/30/2017
OPERATIONS:
Net investment income (loss)	$ 9,406,881	$ 7,724,375
Net realized gain (loss)	(4,928,937)	863,318
Net change in unrealized appreciation (depreciation)	(3,682,446)	(4,242,598)
Net increase (decrease) in net assets resulting from operations	795,498	4,345,095
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(9,031,700)
Net investment income		(8,604,371)
Return of capital	(1,012,217)	(1,432,930)
Total distributions to shareholders	(10,043,917)	(10,037,301)
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested	43,261	103,673
Net increase (decrease) in net assets resulting from capital transactions	43,261	103,673
Total increase (decrease) in net assets	(9,205,158)	(5,588,533)
NET ASSETS:
Beginning of period	92,164,809	97,753,342
End of period	$ 82,959,651	$ 92,164,809
Accumulated net investment income (loss) at end of period		$(2,510,334)
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	14,344,765	14,329,772
Common Shares issued as reinvestment under the Dividend Reinvestment Plan	7,268	14,993
Common Shares at end of period	14,352,033	14,344,765
See Notes to Financial Statements

First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Statement of Cash Flows
For the Year Ended November 30, 2018
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$795,498
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(12,711,221)
Sales, maturities and paydown of investments	12,640,638
Return of capital and realized gain distributions received from investments	627,306
Net realized gain/loss on investments	4,928,937
Net change in unrealized appreciation/depreciation on investments	3,682,446
Changes in assets and liabilities:
Decrease in dividends receivable	106,369
Decrease in prepaid expenses	1,397
Increase in interest and fees payable on loan	12,280
Decrease in investment advisory fees payable	(7,828)
Decrease in audit and tax fees payable	(1,928)
Increase in legal fees payable	11
Decrease in shareholder reporting fees payable	(5,792)
Decrease in administrative fees payable	(171)
Increase in custodian fees payable	1,410
Decrease in transfer agent fees payable	(2,499)
Decrease in Trustees’ fees and expenses payable	(39)
Increase in other liabilities payable	363
Cash provided by operating activities		$10,067,177
Cash flows from financing activities:
Proceeds from Common Shares reinvested	43,261
Distributions to Common Shareholders from investment operations	(9,030,428)
Distributions to Common Shareholders from return of capital	(1,012,217)
Cash used in financing activities		(9,999,384)
Increase in cash and foreign currency		67,793
Cash and foreign currency at beginning of period		2,689,696
Cash and foreign currency at end of period		$2,757,489
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$684,935

See Notes to Financial Statements

First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Financial Highlights
For a Common Share outstanding throughout each period
	Year Ended November 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 6.42	$ 6.82	$ 6.54	$ 7.72	$ 8.61
Income from investment operations:
Net investment income (loss)	0.66	0.54	0.66	0.64	0.65
Net realized and unrealized gain (loss)	(0.60)	(0.24)	0.32	(1.12) (a)	(0.85)
Total from investment operations	0.06	0.30	0.98	(0.48)	(0.20)
Distributions paid to shareholders from:
Net investment income	(0.63)	(0.60)	(0.66)	(0.67)	(0.66)
Return of capital	(0.07)	(0.10)	(0.04)	(0.03)	(0.03)
Total distributions paid to Common Shareholders	(0.70)	(0.70)	(0.70)	(0.70)	(0.69)
Premiums from shares sold in at the market offering	—	—	—	0.00 (b)	—
Net asset value, end of period	$5.78	$6.42	$6.82	$6.54 (a)	$7.72
Market value, end of period	$6.07	$6.38	$7.00	$6.17	$8.58
Total return based on net asset value (c)	1.09%	4.23%	16.39%	(6.25)% (a)	(2.44)%
Total return based on market value (c)	6.83%	0.91%	26.63%	(20.42)%	14.00%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 82,960	$ 92,165	$ 97,753	$ 93,659	$ 110,395
Ratio of total expenses to average net assets	2.38%	2.02%	1.87%	1.85%	1.71%
Ratio of total expenses to average net assets excluding interest expense	1.58%	1.52%	1.54%	1.63%	1.52%
Ratio of net investment income (loss) to average net assets	10.79%	7.66%	10.42%	9.14%	8.00%
Portfolio turnover rate	12%	5%	13%	10%	14%
Indebtedness:
Total loan outstanding (in 000’s)	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000
Asset coverage per $1,000 of indebtedness (d)	$ 4,318	$ 4,687	$ 4,910	$ 4,746	$ 5,416

(a)	The Fund received a reimbursement from the sub-advisor in the amount of $15 in connection with a trade error, which represents less than $0.01 per share. Since the sub-advisor reimbursed the Fund, there was no effect on the total return.
(b)	Amount represents less than $0.01 per share.
(c)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
November 30, 2018
1. Organization
First Trust Specialty Finance and Financial Opportunities Fund (the “Fund”) is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on March 20, 2007, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol FGB on the New York Stock Exchange (“NYSE”).
The primary investment objective of the Fund is to seek a high level of current income. As a secondary objective, the Fund seeks an attractive total return. The Fund pursues its investment objectives by investing, under normal market conditions, at least 80% of its Managed Assets in a portfolio of securities of specialty finance and other financial companies that Confluence Investment Management LLC (“Confluence” or the “Sub-Advisor”) believes offer attractive opportunities for income and capital appreciation. Under normal market conditions, the Fund concentrates its investments in securities of companies within industries in the financial sector. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, real estate investment trusts (“REITs”), and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value

Notes to Financial Statements (Continued)
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
November 30, 2018
prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of November 30, 2018, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.
The Fund holds shares of business development companies (“BDCs”) and may hold shares of exchange-traded funds (“ETFs”). The Fund records the character of distributions received from the BDCs during the year based on estimates available. The tax character of distributions received from these securities may vary when reported by the issuer after their tax reporting periods conclude.

Notes to Financial Statements (Continued)
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
November 30, 2018
Distributions received from the Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of any net realized capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended November 30, 2018, primarily as a result of the expiration of pre-enactment net capital losses, prior year tax character of REIT and BDC distributions, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) by $376,453, an increase in accumulated net realized gain (loss) on investments by $14,304,621 and a decrease to paid-in-capital of $13,928,168. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by this reclassification.
The tax character of distributions paid by the Fund during the fiscal years ended November 30, 2018 and 2017, was as follows:
Distributions paid from:	2018	2017
Ordinary income	$9,030,428	$8,601,747
Capital gains	—	—
Return of capital	1,012,217	1,432,930
As of November 30, 2018, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(21,495,993)
Net unrealized appreciation (depreciation)	(17,099,605)
Total accumulated earnings (losses)	(38,595,598)
Other	(2,511,606)
Paid-in capital	124,066,855
Total net assets	$82,959,651
D. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses arising in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At November 30, 2018, for federal income tax purposes, the Fund had capital loss carryforwards available that are shown in the following table, to the extent provided by

Notes to Financial Statements (Continued)
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
November 30, 2018
regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains offset will not be distributed to Fund shareholders.
Capital Loss Available Through 2019	Post-Effective (No Expiration)	Total Capital Loss Available
$5,452,015	$16,043,978	$21,495,993
At the taxable year ended November 30, 2018, $14,556,882 of the Fund’s capital loss carryforward expired.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended November 30, 2018, the Fund did not incur any net ordinary losses.
The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2015, 2016, 2017, and 2018 remain open to federal and state audit. As of November 30, 2018, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
E. Expenses
The Fund will pay all expenses directly related to its operations.
F. New Accounting Pronouncement
On August 28, 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
Confluence serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.50% of the Fund’s Managed Assets that is paid by First Trust from its investment advisory fee.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Notes to Financial Statements (Continued)
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
November 30, 2018
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the fiscal year ended November 30, 2018, were $12,711,221 and $12,640,638, respectively.
5. Borrowings
The Fund has a committed facility agreement (the “BNP Facility”) with BNP Paribas Prime Brokerage International, Ltd. (“PBL”), which currently has a maximum commitment amount of $25,000,000. Absent certain events of default or failure to maintain certain collateral requirements, PBL may not terminate the BNP Facility except upon 179 calendar days’ prior notice. The interest rate under the BNP Facility is equal to the 1-month LIBOR plus 85 basis points. In addition, under the BNP Facility, the Fund pays a commitment fee of 0.85% on the undrawn amount.
The average amount outstanding for the year ended November 30, 2018 was $25,000,000, with a weighted average interest rate of 2.79%. As of November 30, 2018, the Fund had outstanding borrowings of $25,000,000 under the BNP Facility. The high and low annual interest rates for the year ended November 30, 2018 were 3.20% and 2.23%, respectively, and the interest rate at November 30, 2018 was 3.19%.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Financial Sector Concentration Risk
Under normal market conditions, the Fund invests at least 80% of its Managed Assets in securities of companies within industries in the financial sector. A fund concentrated in a single industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes. Specialty finance and other financial companies in general are subject to extensive government regulation, which may change frequently. The profitability of specialty finance and other financial companies is largely dependent upon the availability and cost of capital funds, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may also affect the profitability of specialty finance and other financial companies. Financial companies can be highly dependent upon access to capital markets and any impediments to such access, such as general economic conditions or a negative perception in the capital markets of a company’s financial condition or prospects, could adversely affect its business. Leasing companies can be negatively impacted by changes in tax laws which affect the types of transactions in which such companies engage.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Specialty Finance and Financial Opportunities Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Specialty Finance and Financial Opportunities Fund (the “Fund”), as of November 30, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
January 24, 2019
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
November 30, 2018 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Additional Information (Continued)
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
November 30, 2018 (Unaudited)
Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the SEC’s website at www.sec.gov.
Beginning in April 2019, the Fund will cease to disclose its holdings on Form N-Q and will file Form N-PORT with the SEC on a monthly basis. Part F of Form N-PORT, which contains the complete schedule of the Fund’s portfolio holdings, will be made available in the same manner as Form N-Q discussed above.
Tax Information
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended November 30, 2018, none qualified for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of April 26, 2018, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 23, 2018. At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of the First Trust Specialty Finance and Financial Opportunities Fund as Class II Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2021. The number of votes cast in favor of Mr. Erickson was 12,823,440, the number of votes against was 550,805 and the number of broker non-votes was 973,046. The number of votes cast in favor of Mr. Kadlec was 12,797,783, the number of votes against was 576,462 and the number of broker non-votes was 973,046. James A. Bowen, Robert F. Keith and Niel B. Nielson are the other current and continuing Trustees.
Risk Considerations
The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Business Development Company (“BDC”) Risk. Investments in closed-end funds that elect to be treated as BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity markets or capital raising. As a result, a BDC’s portfolio could include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective, and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. Certain BDCs in which the Fund invests employ the use of leverage in their portfolios through borrowings or in the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, the leverage also subjects the BDC to increased risks, including the likelihood of increased volatility and the possibility that the BDC’s common share income will fall if the dividend rate on any preferred shares or the interest rate on any borrowings rises. In addition, the market price for BDCs, together with other dividend paying stocks, may be negatively affected by a rise in interest rates. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV.
Cyber Security Risk. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information

Additional Information (Continued)
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
November 30, 2018 (Unaudited)
systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Financial Sector Concentration Risk. Under normal market conditions, the Fund invests at least 80% of its managed assets in securities of companies within industries in the financial sector. A fund concentrated in a single industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes. Specialty finance and other financial companies in general are subject to extensive government regulation, which may change frequently. The profitability of specialty finance and other financial companies is largely dependent upon the availability and cost of capital funds, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may also affect the profitability of specialty finance and other financial companies. Financial companies can be highly dependent upon access to capital markets and any impediments to such access, such as general economic conditions or a negative perception in the capital markets of a company’s financial condition or prospects, could adversely affect its business. Leasing companies may be negatively impacted by changes in tax laws which affect the types of transactions in which such companies engage.
Illiquid Securities Risk. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid securities are also more difficult to value, especially in challenging markets.
Income Risk. The income common shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, distribution rates of the Fund’s portfolio holdings may decline which then may adversely affect the Fund’s distributions on its common shares as well. The Fund’s income also would likely be adversely affected when prevailing short-term interest rates increase and the Fund is utilizing leverage.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Non-Diversification. The Fund is a non-diversified investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code of 1986. Accordingly, the diversification-specific regulatory requirements under the 1940 Act and the Internal Revenue Code of 1986 regarding the minimum number or size of portfolio securities do not apply to the Fund.
Potential Conflicts of Interest Risk. First Trust, Confluence and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and Confluence currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to Confluence) for investment advisory and

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November 30, 2018 (Unaudited)
management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and Confluence have a financial incentive to leverage the Fund.
REIT, Mortgage-Related and Asset-Backed Securities Risk. Investing in REITs involves certain unique risks in addition to investing in the real estate industry in general. REITs are subject to interest rate risk (especially mortgage REITs) and the risk of default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio of mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, their securities may trade less frequently and in a limited volume, and their securities may be subject to more abrupt or erratic price movements than larger company securities.
In addition to REITs, the Fund may invest in a variety of other mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, mortgage-related securities are subject to prepayment risk, the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund’s returns because the Fund may have to reinvest that money at lower prevailing interest rates.
The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.
Specialty Finance and Other Financial Companies Risks. The profitability of specialty finance and other financial companies in which the Fund may invest is largely dependent upon the availability and cost of capital, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. Any impediments to a specialty finance or other financial company’s access to capital markets, such as those caused by general economic conditions or a negative perception in the capital markets of the company’s financial condition or prospects, could adversely affect such company’s business. From time to time, severe competition may also affect the profitability of specialty finance and other financial companies. Specialty finance and other financial companies are subject to rapid business changes, significant competition, value fluctuations due to the concentration of loans in particular industries significantly affected by economic conditions (such as real estate or energy) and volatile performance based upon the availability and cost of capital and prevailing interest rates. In addition, credit and other losses resulting from the financial difficulties of borrowers or other third parties potentially may have an adverse effect on companies in these industries.
Valuation Risk. The valuation of the Fund’s investments may carry more risk than that of traditional common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Specialty Finance and Financial Opportunities Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”) and the Investment Sub Advisory Agreement (the “Sub Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Fund, the Advisor and Confluence Investment Management LLC (the “Sub Advisor”) for a one year period ending June 30, 2019 at a meeting held on June 11, 2018 The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 23, 2018 and June 11, 2018, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fee rate as compared to fees charged to a peer group of funds compiled by Management Practice, Inc. (“MPI”), an independent source (the “Peer Group”), and as compared to fees charged to other clients of the Advisor and the Sub Advisor; expenses of the Fund as compared to expense ratios of the funds in the Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and

Additional Information (Continued)
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
November 30, 2018 (Unaudited)
the Sub Advisor; any fall out benefits to the Advisor and the Sub Advisor; and information on the Advisor’s and the Sub Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 23, 2018, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 11, 2018 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub Advisor manage the Fund.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 23, 2018 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team and the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the advisory and sub advisory fee rates payable under the Agreements for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Peer Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable. With respect to the Peer Group, the Board noted its prior discussions with the Advisor and MPI regarding the assembly of the Peer Group and, at the April 23, 2018 meeting, discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) peer funds may use different amounts and types of leverage with different costs associated with them; (iii) none of the peer funds employs an advisor/sub advisor management structure with an unaffiliated sub-advisor; (iv) four of the five peer funds are larger than the Fund, which causes the Fund’s fixed expenses to be higher on a percentage basis as compared to the larger peer funds; and (v) some peer funds are part of a larger fund complex that may allow for additional economies of scale. The Board took these limitations into account in considering the peer data, and noted that the advisory fee rate payable by the Fund, based on average managed assets, was above the median of the Peer Group (not all of which are closed-end funds). With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to the Fund.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2017 to the performance of the peer funds in the Peer Group and to that of two benchmark indexes, one of which was a blended benchmark index. In reviewing the Fund’s performance as compared to the performance of the Peer Group, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund underperformed the Peer Group average and the benchmark indexes for the one-, three- and five-year periods ended December 31, 2017. The Board noted information provided by the Sub-Advisor on reasons for the Fund’s relative

Additional Information (Continued)
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November 30, 2018 (Unaudited)
underperformance. In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund’s returns. The Board also received information on the Fund’s annual distribution rate as of December 31, 2017 and the Fund’s average trading discount for various periods and comparable information for a peer group.
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to make investments in infrastructure and personnel. The Board determined that due to the Fund’s closed end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2017 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor’s compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
The Board considered that many of the Sub Advisor’s costs are fixed, allowing for economies of scale with regard to certain costs. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by the Sub-Advisor and one of its affiliates from their relationship with the Fund, including that the Sub-Advisor may enter into soft dollar and commission sharing arrangements, and considered a summary of such arrangements. The Board noted the Sub Advisor’s statement that it benefits from greater exposure to specialty finance companies. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
November 30, 2018 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187.
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term • Since Fund Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	161	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term • Since Fund Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	161	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Three Year Term • Since Fund Inception	President, Hibs Enterprises (Financial and Management Consulting)	161	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term • Since Fund Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	161	Director of Covenant Transport, Inc. (May 2003 to May 2014)
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term • Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	161	None

(1)	Currently, James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund’s 2019 annual meeting of shareholders. Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund’s 2020 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2021 annual meeting of shareholders.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.

Board of Trustees and Officers (Continued)
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
November 30, 2018 (Unaudited)
Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Fund Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
November 30, 2018 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
May 2017

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Confluence Investment Management LLC
20 Allen Avenue, Suite 300
Saint Louis, MO 63119
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

(a)   The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $42,000 for the fiscal year ended November 30, 2017 and $42,000 for the fiscal year ended November 30, 2018.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2017 and $0 for the fiscal year ended November 30, 2018.

Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2017 and $0 for the fiscal year ended November 30, 2018.

(c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $5,200 for the fiscal year ended November 30, 2017 and $4,450 for the fiscal year ended November 30, 2018. These fees were for tax consultation.

Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s adviser were $0 for the fiscal year ended November 30, 2017 and $0 for the fiscal year ended November 30, 2018.

(d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2017 and $0 for the fiscal year ended November 30, 2018.

All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment adviser, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2017 and $0 for the fiscal year ended November 30, 2018.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended November 30, 2017, were $5,200 for the registrant and $44,000 for the registrant’s investment adviser; and for the fiscal year ended November 30, 2018, were $4,450 for the registrant and $48,190 for the registrant’s investment adviser.

(h) The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

The Registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

CONFLUENCE INVESTMENT MANAGEMENT LLC

PROXY VOTING POLICIES AND PROCEDURES

1. Introduction

As a registered investment adviser, Confluence Investment Management LLC (“Confluence”) has a fiduciary duty to act solely in the best interests of its clients. If the client is a registered investment company under the Investment Company Act of 1940 or the client requests Confluence to do so in writing, the Adviser will vote proxy materials for its clients.

In cases where the discretionary client has delegated proxy voting responsibility and authority to the Adviser, the Adviser has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients. In pursuing this policy, proxies should be voted in a manner that is intended to maximize value to the client. In situations where Adviser accepts such delegation and agrees to vote proxies, Adviser will do so in accordance with these Policies and Procedures. The Adviser may delegate its responsibilities under these Policies and Procedures to a third party, provided that no such delegation shall relieve the Adviser of its responsibilities hereunder and the Adviser shall retain final authority and fiduciary responsibility for such proxy voting.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

2. Voting Guidelines

Confluence has adopted the Broadridge Proxy Policies and Insights Shareholder Value Template (“Proxy Policies and Insights”) to determine how each issue on proxy ballots is to be voted. The Proxy Policies and Insights is incorporated herein by this reference, and a copy of the Proxy Policies and Insights, as may be revised from time to time, is maintained with Confluences’ proxy voting policy.

The Proxy Policies and Insights seeks to maximize shareholder value in proxy voting and is created using voting trends of large, top fund families that seek to maximize shareholder value. Proxy statements will be voted in accordance with this template unless:

•	Confluence determines it has a conflict,
•	Confluence investment team or portfolio manager determines there are other reasons not to follow the Proxy Policies and Insights recommendation, or
•	No recommendation is provided by the Proxy Policies and Insights, in which case Confluence will independently determine how a particular issue should be voted and such determination will be documented by the investment team

In the event requests for proxies are received with respect to debt securities, Confluence will vote on a case by case basis in a manner it believes to be in the best economic interest of the Company’s shareholders.

Any decisions regarding proxy voting where Confluence determines not to follow the SVT recommendation shall be determined by the Investment Committee or the Chief Investment Officer of Confluence. Confluence’s Chief Compliance Officer must be notified of the decision and a memo regarding the reason for not following the SVT must be maintained in the security research file.

Confluence may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

3. Responsibility

Confluence utilizes Broadridge Financial Solutions, Inc. (“Broadridge”), an outsourcing provider to the global financial services industry, to coordinate, process, manage and maintain electronic records of Confluence proxy votes.

Confluence has adopted the Broadridge Proxy Policy and Insights. It is the responsibility of Confluence’s respective investment team or Director of Research to at least annually review the Proxy Policies and Insights for continued relevancy. Confluence’s investment teams are also responsible for responding to any corporate actions as well as to vote any proxies for which a recommendation is not provided by Broadridge, unless it is determined that not voting is in the best interest of the client.

Confluence compliance is responsible for maintaining this policy, reviewing it at least annually, and updating it as required.

All proxy materials should be directed to Broadridge however if Confluence receives proxy statements on behalf of clients, the material should be forwarded to Broadridge unless the account is voted manually by Confluence. Confluence is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies.

4. Registered Investment Companies

In cases in which the client is a registered investment company under the Investment Company Act of 1940, delegates proxy voting (e.g., where Confluence acts as a sub-adviser of a closed-end fund) and required by law, Confluence will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e. “echo vote” or “mirror vote”), unless otherwise required by law. When required by law, Confluence will also echo vote proxies of securities in unaffiliated investment vehicles. For example, section 12(d)(1)(F) of the Investment Company Act of 1940 requires echo voting of registered investment companies that sub-advise or manage securities of other registered investment companies.

5. Conflicts of Interest

In the event an employee determines that Confluence has a conflict of interest due to, for example, a relationship with a company or an affiliate of a company, or for any other reason which could influence the advice given, the employee will advise the Chief Compliance Officer and the Investment Committee, and the Investment Committee will decide whether Confluence should either (1) disclose to the client the conflict to enable the client to evaluate the advice in light of the conflict or (2) disclose to the client the conflict and decline to provide the advice.

Confluence shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if one or more of the members of the Confluence Investment Committee (on which the Chief Investment Officer is a member) actually knows or should have known of the conflict. Confluence is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

• A principal of Confluence or any person involved in the proxy decision-making process currently serves on the Board of the portfolio company.

• An immediate family member of a principal of Confluence or any person involved in the proxy decision-making process currently serves as a director or executive officer of the portfolio company.

• Confluence, any fund managed by Confluence, or any affiliate holds a significant ownership interest in the portfolio company.

This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to Confluence’s Chief Compliance Officer.

If a material conflict is identified, Confluence management may (i) disclose the potential conflict to the client and obtain consent; or (ii) establish an ethical wall or other informational barriers between the person(s) that are involved in the conflict and the persons making the voting decisions.

Confluence will resolve identified conflicts of interest in the best interest of the client.

6. Oversight of Third Parties

Annually, the Broadridge Proxy Policies and Insights Shareholder Value Template will be reviewed by Confluence’s Director of Research or his designee. Annually, Confluence compliance will request Broadridge SSAE 16/SOC 1 report, BCP/DR plan and any other documents necessary to evaluate Broadridge continuing ability to adequately provide services to Confluence and its clients.

Confluence compliance will perform periodic review of Broadridge through reports available on the Broadridge Proxy Edge site.

7. Client Requests for Information

All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Confluence compliance. Confluence compliance will prepare a written response to the client with the information requested.

8. Disclosure

•	Confluence will provide required disclosures in response to Item 17 of Form ADV Part 2A summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Confluence voted client’s proxies;
•	Confluence will also disclose how clients may obtain a copy of the firm’s proxy voting policies and procedures, however Confluence will not disclose how proxies were voted to third-party non-clients, and;
  Confluence shall make known its proxy voting policy in its advisory agreement or along with its advisory agreement.

9. Recordkeeping

The Chief Compliance Officer or his/her designate is responsible for maintaining the following records:

• proxy voting policies and procedures;

• proxy statements (provided, however, that Confluence may rely on the Securities and Exchange Commission’s EDGAR system if the issuer filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided Confluence with a copy of the proxy statement promptly upon request);

• records of votes cast and abstentions; and

• any records prepared by Confluence that were material to a proxy voting decision or that memorialized a decision.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Investment decisions for the registrant are made by the Portfolio Management Team of Confluence Investment Management LLC (“Confluence”). The members of the Confluence Portfolio Management Team are responsible for portfolio management, security selection, leverage management, trading, compliance, position reconciliation, communication and reporting to the registrant’s investment adviser.

Information provided as of January 9, 2019

Mark A. Keller, CFA – Chief Executive Officer and Chief Investment Officer

Mr. Keller has over 30 years of investment experience with a focus on value-oriented equity analysis and management. From 1994 to May 2008, he was the Chief Investment Officer of Gallatin Asset Management, Inc., and its predecessor organization, A.G. Edwards Asset Management, the investment management arm of A.G. Edwards, Inc. From 1999 to 2008, Mr. Keller was Chairman of A.G. Edwards’ Investment Strategy Committee, which set investment policy and established asset allocation models for the entire organization. Mr. Keller was a founding member of the A.G. Edwards Investment Strategy Committee, on which he served for over 20 years, the last ten of which as Chairman of the Committee. Mr. Keller began his career with A.G. Edwards in 1978, serving as an equity analyst for the firm’s Securities Research Department from 1979 to 1994. During his last five years in Securities Research, Mr. Keller was Equity Strategist and manager of the firm’s Focus List. Mr. Keller was a Senior Vice President of A.G. Edwards & Sons, Inc. and of Gallatin Asset Management, Inc., and was a member of the Board of Directors of both companies. Mr. Keller received a Bachelor of Arts from Wheaton College (Illinois) and is a CFA charterholder.

David B. Miyazaki, CFA – Senior Vice President and Senior Portfolio Manager

Prior to joining Confluence in May 2008, Mr. Miyazaki served as a Portfolio Manager and Analyst with Gallatin Asset Management, Inc., the investment management arm of A.G. Edwards, Inc. Mr. Miyazaki was responsible for equity investments in value-oriented separately managed accounts. He also co-managed the A.G. Edwards’ ETF-based asset allocation program. In addition to portfolio management, Mr. Miyazaki served as a member of the A.G. Edwards’ Investment Strategy Committee. As a strategist, he was responsible for the firm’s quantitative asset allocation models, including its Cyclical Asset Allocation program. Prior to joining A.G. Edwards in 1999, Mr. Miyazaki was a Portfolio Manager at Koch Industries in Wichita, Kansas. His previous experience includes working as an Investment Analyst at Prudential Capital Group in Dallas, Texas, and as a Bond Trader at Barre & Company, also in Dallas. Mr. Miyazaki received a Bachelor of Business Administration from Texas Christian University and is a CFA charterholder.

Daniel T. Winter, CFA – Senior Vice President and Chief Investment Officer – Value Equity

Prior to joining Confluence in May 2008, Mr. Winter served as a Portfolio Manager and Analyst with Gallatin Asset Management, Inc., the investment arm of A.G. Edwards, Inc. While at Gallatin, Mr. Winter chaired the portfolio management team responsible for the firm’s six value-oriented equity strategies. His responsibilities also included directing the strategy implementation and trading execution for the equity portfolios. Mr. Winter also served as a portfolio manager for the Cyclical Growth ETF Portfolio and the Cyclical Growth and Income ETF Portfolio which were offered through variable annuities. He was also a member of the firm’s Allocation Advisor Committee which oversaw the A.G. Edwards exchange-traded fund focused strategies. Prior to joining the firm’s Asset Management division in 1996, Mr. Winter served as a portfolio manager for A.G. Edwards Trust Company. Mr. Winter earned a Bachelor of Arts in business management from Eckerd College and a Master of Business Administration from Saint Louis University. Mr. Winter is a CFA charterholder.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Information provided as of November 30, 2018

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Mark Keller	Registered Investment Companies:	1	$22m	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	18,665	$5,789m	0	$0
2. David Miyazaki	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	2,206	$796m	0	$0
3. Daniel Winter	Registered Investment Companies:	1	$22m	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	17,764	$5,481m	0	$0

Potential Conflicts of Interests

The Confluence Portfolio Management Team may purchase or sell in other accounts the same securities that are purchased or sold for the registrant. If a situation arises where the same securities are being purchased or sold in other accounts and the registrant, the Portfolio Management Team’s policy is to follow a trade rotation to avoid simultaneous and competing buy or sell orders.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

Information provided as of January 9, 2019

The portfolio managers are compensated with an annual base salary and a discretionary bonus based on Confluence’s overall firm profits rather than individual product line performance or profitability. Confluence provides a safe harbor 401(k) contribution and may make a discretionary additional contribution. In addition, Confluence’s portfolio managers are equity owners in Confluence, aligning their long-term interests with the registrant’s holders to strive to achieve superior investment performance over an appropriate time period. This ensures that the portfolio managers are incentivized to implement a consistent investment strategy for the registrant without incurring undue risk.

(a)(4) Disclosure of Securities Ownership

Information provided as of November 30, 2018

Name	Dollar Range of Registrant Shares Beneficially Owned
Mark Keller	$50,001 - $100,000
David Miyazaki	$10,001 - $50,000
Daniel Winter	None
Brian Hansen	$10,001 - $50,000
Joseph Hanzlik	$10,001 - $50,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Specialty Finance and Financial Opportunities Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	February 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	February 8, 2019
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	February 8, 2019